KeyCorp Second Quarter 2026 Earnings Review July 21, 2026 Chris Gorman Chairman and Chief Executive Officer Clark Khayat Chief Financial Officer

2Q26 Results

Differentiated Fee Businesses

+8%
Collective growth of priority fee-based businesses 1H26 vs. 1H25(1)

$74Bn
Record assets under management(2)

Client and Prospect Momentum

+3%
Period-end C&I loan growth QoQ

+3%
Relationship household growth YoY

Risk Management Excellence

42 bps
NCOs / average loans

1.56%
Allowance for credit losses / period-end loans

Strong Capital Position

$1.3Bn
2026 planned share repurchases ($341MM repurchased in 2Q26)

9.8%
Marked CET1 ratio(3),(4)

(1) Priority fee-based businesses include Wealth, Investment Banking, and Commercial Payments; (2) As of 6/30/2026; (3) 6/30/2026 ratio is estimated; (4) Non-GAAP measure: see appendix for reconciliation

2

Financial Review

• EPS of $0.44, up 26% YoY • Revenue(1),(2) up 7% YoY ◦ Net interest income(1),(2) up 9% YoY and 2% QoQ ◦ NIM(1) of 2.89%, up 2 bps QoQ ◦ Noninterest income up 2% YoY, driven by continued momentum across priority fee-based businesses • Noninterest expenses up 5% YoY • NCOs of 42 bps, up 3 bps YoY and 4 bps QoQ ◦ Loan loss provision of $92MM; reserve release of $23MM • CET1 ratio at 11.2%(3) ◦ Marked CET1 ratio of 9.8%(2),(3), down ~20 bps QoQ • ROTCE(2) of 12.9%, up 180 bps YoY • Tangible book value per common share increased 6% YoY • Repurchased $341MM of common stock ◦ Board of Directors authorized $3Bn of common share repurchases $ in millions, excluding per share metrics From continuing operations, unless otherwise noted Reported QoQ Δ YoY Δ EPS $0.44 — 26 % Net interest income(1),(2) $1,258 2% 9 % Noninterest income $706 (2) % 2 % Revenue(1),(2) $1,964 1% 7 % Noninterest expense $1,217 3% 5 % Provision for credit losses $92 (13) % (33) % CET1(3) 11.2% ~(20) bps ~(50) bps Cash efficiency ratio(2) 61.9% 149 bps (58) bps ROTCE(2) 12.9% (13) bps 180 bps Tangible book value per common share $13.62 — 6% (1) Taxable equivalent basis; (2) Non-GAAP measure: see appendix for reconciliation; (3) 6/30/2026 ratio is estimated 2Q26 Highlights 4

Loans

$ in billions

Average Loans



$105.7
$31.4
5.51%
$74.3
2Q25
$106.2
$30.8
5.51%
$75.4
3Q25
$106.3
$30.3
5.41%
$76.0
4Q25
$107.7
$29.7
5.35%
$78.1
1Q26
$110.1
$29.1
5.35%
$81.0
2Q26
Commercial
Consumer
Loan Yield

Sequential Change in Ending Balances by Type



$109.2
3/31/26
$2.1
C&I (2)
$(0.1)
CRE (3)
$(0.2)
Comm'l lease
$(0.3)
Residential mortgage
$(0.2)
Other consumer (4)
$110.4
6/30/26

Versus Prior Quarter

- Average loans up $2.3Bn (+2.2%), driven by:
  - Higher average commercial loans (+3.7%), driven by an increase in C&I[1] loans (+5.0%)
  - Partially offset by a decline in total consumer loans (-1.9%), reflective of the intentional run-off of low-yielding loans

Portfolio Highlights

- ~70% variable rate, or 33% after adjusting for loans swapped to a fixed rate; loan yields would have been 5.45% excluding the impact from hedges[5]
- ~91% of commercial loans are made to clients who do additional business with Key[6]
- ~57% of the C&I portfolio is investment grade; Consumer book has a 766 weighted average FICO at origination
- C&I line utilization: 31.1% (down ~50 bps from 1Q26, due to higher commitments)

Note: Graphs may not foot due to rounding
(1) Commercial and industrial average balances include $209 million of assets from commercial credit cards; (2) Loan balances include $208 million of commercial credit card balances at 6/30/2026; (3) CRE includes real estate – commercial mortgage and real estate – construction; (4) Other Consumer includes home equity loans, credit cards, and other consumer loans; (5) Non-GAAP measure: see appendix for reconciliation; (6) Defined as capital markets, payments or deposits

5

Deposits

$ in billions

Average Deposits



$147.4
$150.4
$150.7
$147.3
$147.6
$55.9
$58.5
$60.5
$58.9
$58.9
1.99%
1.97%
1.81%
1.65%
1.63%
$88.0
$87.7
$87.7
$87.8
$87.4
2Q25
3Q25
4Q25
1Q26
2Q26
Consumer
Commercial
Other (1)
Total Deposit Cost

2Q26 Product Mix



Savings
3%
Time deposits
8%
IB demand
41%
Noninterest-bearing
19%
29%
MMDA
24% including hybrid accounts

2Q26 Interest-Bearing Mix



Managed commercial
8%
Treasury / other
1%
Consumer ex term products
38%
Indexed commercial
30%
7%
17%
Wealth
Consumer term products(2)

Versus Prior Quarter

- Average deposits up $278MM (+0.2%), driven by:
  - Higher average noninterest-bearing deposits (+2.3%)
  - Partially offset by a decline in demand deposits (-0.8%)
- Total deposit costs declined by 2 bps, with total interest-bearing deposit costs stable at 2.01%
  - Cumulative down interest-bearing deposit beta: ~56%[3]

Deposit Franchise Highlights

- Client deposits up 1.4% year-over-year
- Noninterest-bearing deposits were 19% of total deposits, or 24% including hybrids
- Commercial deposit balances driven by relationship clients
  - 82% of balances within an operating account
  - 96% from clients with an operating account
- Loan-to-deposit ratio: 73%[4]

Note: Graphs may not foot due to rounding
(1) Other includes treasury brokered deposits and other deposits; (2) Includes MMDA promos and retail CDs; (3) Cumulative beta indexed to 3Q24; (4) Represents period-end consolidated total loans and loans held for sale divided by period-end consolidated total deposits

6

$1,150 $1,193 $1,223 $1,230 $1,258 2.66% 2.75% 2.82% 2.87% 2.89% Net interest income Net interest margin 2Q25 3Q25 4Q25 1Q26 2Q26 $1,230 $13 $11 $8 $(3) $1,258 Loan growth & balance sheet mix Securities & swaps Day count Rate impacts & beta management 2.87% 3 bps (1) bp 0 bps 2.89% Securities & swaps Rate impacts & beta management Loan growth & balance sheet mix 1Q26 2Q26 1Q26 2Q26 (1))(1) Net Interest Income / Net Interest Margin +9% NIM Walk(1) NII Walk(1) +2% Note: NII and NIM walks may not foot due to rounding (1) Net interest income and net interest margin on a taxable equivalent basis, and non-GAAP measure: see appendix for reconciliation $ in millions 7

$690 $702 $782 $723 $706 2Q25 3Q25 4Q25 1Q26 2Q26 2Q26 QoQ Δ YoY Δ Trust and investment services $159 1% 9 % Investment banking and debt placement $169 (14) % (5) % Cards and payments $94 9% 11 % Service charges on deposits $77 — 5 % Corporate services $80 13% 5 % Commercial mortgage servicing $49 (21) % (30) % Other(1) $78 7% 26 % Total noninterest income $706 (2) % 2% (1) Other includes Corporate-owned life insurance income, Consumer mortgage income, Operating lease income and other leasing gains, Net securities gains (losses), and Other income +2% Noninterest Income • Noninterest income down $17MM (-2%) vs prior quarter driven by: ◦ Lower investment banking and debt placement fees, and a decrease in commercial mortgage servicing fees • Noninterest income up $16MM (+2%) vs prior year driven by: ◦ Higher trust and investment services, reflecting higher market levels ◦ Continued momentum in commercial payments Highlights Noninterest Income Trend $ in millions 8

$1,154 $1,177 $1,241 $1,181 $1,217 $705 $742 $790 $743 $786 $449 $440 $472 $438 $431 Personnel Non-personnel Selected Items 2Q25 3Q25 4Q25 1Q26 2Q26 Noninterest Expense (2) (1) See slide 18 for breakout of "Selected Items Impact on Earnings" $(21)(1) 1Q26 Notable Expenses ▪ Pull forward of $25MM charitable contribution originally planned in back half of the year 1Q26 Notable Expenses: $25MM charitable contribution pulled forward, originally planned in back half of the year 2Q26 QoQ Δ YoY Δ Personnel expense $786 6% 11 % Net occupancy $68 — (1) % Computer processing $108 (3) % 1 % Business services and professional fees $46 28% (4) % Equipment $22 16% 5 % Operating lease expense $7 — (30) % Marketing $22 22% (8) % Other expense $158 (12) % (7) % Total noninterest expense $1,217 3% 5% $(5)(1) • Noninterest expense up $36MM (+3%) vs prior quarter driven by: ◦ Higher personnel expense due to incentive compensation, as well as higher professional and marketing expenses and an additional day in the quarter • Noninterest expense up $63MM (+5%) vs prior year driven by: ◦ Higher personnel expense related to investments in front-line bankers and incentive compensation Highlights Noninterest Expense Trend $ in millions 9

0.25% 0.24% 0.21% 0.13% 0.12% 0.07% 0.10% 0.09% 0.14% 0.08% 30-89 days delinquent 90+ days delinquent 2Q25 3Q25 4Q25 1Q26 2Q26 $6,062 $5,871 $5,373 $5,370 $5,398 5.7% 5.5% 5.0% 4.9% 4.9% Criticized assets Criticized assets ratio 2Q25 3Q25 4Q25 1Q26 2Q26 $707 $668 $627 $692 $818 0.66% 0.63% 0.59% 0.63% 0.74% NPAs NPA ratio 2Q25 3Q25 4Q25 1Q26 2Q26 (1) Nonperforming assets to period-end portfolio loans plus OREO and other nonperforming assets; (2) Criticized loan and lease outstandings to period-end total loans $102 $114 $104 $101 $115$138 $107 $108 $106 $92 0.39% 0.42% 0.39% 0.38% 0.42% NCOs Provision for credit losses NCOs to average loans 2Q25 3Q25 4Q25 1Q26 2Q26 (1) Net Charge-Offs (NCOs) & Provision for Credit Losses $ in millions Nonperforming Assets (NPAs) Ratio(1) $ in millions Delinquencies to Period-End Total Loans From continuing operations Criticized Assets Ratio(2) $ in millions; from continuing operations Credit Quality (2) 10

• Repurchased $341MM of common shares at an average price of $21.95 per share in the second quarter • Expect to repurchase at least $1.3Bn in 2026 7.8% 8.1% 8.4% 8.0% 7.7% 2Q25 3Q25 4Q25 1Q26 2Q26 Common Equity Tier 1 Ratio Tangible Common Equity Ratio(2) Capital (1) 6/30/2026 ratio is estimated; (2) Non-GAAP measure: see appendix for reconciliation 11.7% 11.8% 11.8% 11.4% 11.2%10.0% 10.3% 10.4% 10.0% 9.8% Common Equity Tier 1 Ratio Marked Common Equity Tier 1 Ratio 2Q25 3Q25 4Q25 1Q26 2Q26 (1) (1),(2) 11.4% 31 bps (22) bps (20) bps (15) bps 2 bps 11.2% 1Q26 Net income available to common RWA Share repurchases Dividends Other 2Q261 6 2 6 Common Equity Tier 1 Walk(1) Share Repurchase Activity 11

$ in millions, unless otherwise stated FY2026 (vs. FY2025) On an operating basis Revenue(1),(2) (FY25 baseline: $7,513) up 7 – 8% (previously ~7%) Net interest income(1),(2) (FY25 baseline: $4,671) up 9 – 11% (previously up 9 – 10%) Net interest margin(2) 4Q exit rate: 3.00 – 3.05% (previously ~3.05%) Average earning assets growing $1Bn – $2Bn from 2Q26 Noninterest income (FY25 baseline: $2,842) up 3 – 4% Noninterest income on an adjusted basis(1) (FY25 baseline: $2,495)(3) up 5 – 6%(3) Adjusted noninterest expense(1) (FY25 baseline: $4,729)(4) up 3 – 4% Average loans (FY25 baseline: $105.7Bn) up 4 – 5% (previously up 2 – 4%) Average commercial loans (FY25 baseline: $74.5Bn) up 8 – 10% (previously up 6 – 8%) NCOs to average loans 40 – 45 bps Tax rate GAAP tax rate: ~22% Tax-equivalent effective rate(5): ~23% 16 – 19% ROTCE 9.5 – 10% Marked CET1 3.25%+ / 15%+ NIM and ROTCE (1) Represents a forward-looking non-GAAP measure: refer to slide 19, "Forward-Looking Statements and Additional Information", for more information; (2) Taxable equivalent basis; (3) Excluding Commercial mortgage servicing fees, Operating lease income, Other leasing gains, Other income and net securities gains (losses); (4) Non-GAAP measure: adjusted noninterest expense for 2025 excludes a $26MM benefit from the FDIC special assessment. See slide 18 for breakout of "Selected Items Impact on Earnings"; (5) Reflects the estimated full year taxable-equivalent adjustment 2026 Outlook Long-Term Targets(1) 4Q27 Targets(1) 12

Appendix

Loan Composition(2) $47.8 $47.5 $47.8 $48.2 $47.9 $7.0 $7.2 $8.1 $8.8 $9.4 $40.7 $40.3 $39.8 $39.4 $38.5 3.71% 3.75% 3.69% 3.64% 3.67% Average HTM securities Average AFS securities Average yield 2Q25 3Q25 4Q25 1Q26 2Q26 $ in billions 3Q26 4Q26 2H26 1Q27 2Q27 3Q27 4Q27 2027 Projected receive-fixed swaps maturities $2.2 $1.9 $4.1 $2.0 $2.7 $2.6 $3.4 $10.7 Weighted-average rate received (%) 2.82% 2.73% 2.78% 2.89% 2.62% 2.63% 3.67% 3.01% Projected fixed-rate loans cash flows / maturities $1.7 $1.6 $3.2 $1.5 $1.6 $1.7 $1.7 $6.5 Weighted-average rate received (%) 4.28% 4.46% 4.36% 4.68% 4.76% 4.89% 5.00% 4.84% Memo: Projected residential mortgages $0.4 $0.4 $0.8 $0.3 $0.4 $0.4 $0.4 $1.5 Memo: Weighted-average rate received (%) 3.46% 3.49% 3.48% 3.51% 3.54% 3.57% 3.61% 3.56% Projected fixed-rate investment securities cash flows / maturities $2.2 $2.0 $4.3 $2.1 $2.2 $2.3 $1.9 $8.6 Weighted-average rate received (%) 4.14% 4.18% 4.16% 3.92% 4.04% 4.03% 4.20% 4.04% Memo: Projected fixed-rate MBS cash flows / maturities $1.5 $1.3 $2.8 $1.4 $1.5 $1.6 $1.2 $5.6 Memo: Weighted-average rate received (%) 3.87% 3.99% 3.92% 3.91% 3.91% 3.90% 4.00% 3.88% 27% 23% 12% 7% 30% 1% (1) Fixed-Rate Asset Repricing Tailwinds – 3Q26 to 2027 Average Total Investment Securities $ in billions Balance Sheet Management Detail Fixed Prime O/N SOFR 1M SOFR 3M SOFR Other (1) Yield is calculated on an amortized cost basis; (2) Based on 6/30/2026 period-end balances; chart may not foot due to rounding 14

• Executed $3.0Bn of spot-starting receive-fixed swaps and $3.3Bn of forward-starting receive-fixed swaps in 2Q26 with W.A. receive-fixed rates of 3.8% and 4.0%, respectively • Forward starting cash flow hedges of $3.3Bn - W.A. receive-fixed rate: 4.0% ◦ $2.5Bn starting in 3Q27 (4.0% W.A. receive- fixed rate) ◦ $0.8Bn starting in 4Q27 (3.9% W.A. receive- fixed rate)3.4% 3.5% 3.5% 3.5% 3.5% 3.6% 3.7% 3.7% 3.7% 3Q26 4Q26 YE26 1Q27 2Q27 3Q27 4Q27 YE27 $2.2 $1.9 $4.1 $2.0 $2.7 $2.6 $3.4 $10.7 2.8% 2.7% 2.8% 2.9% 2.6% 2.6% 3.7% 3.0% W.A. receive- fixed rate Maturing swaps W.A. receive-fixed rate (1) Portfolio as of 6/30/2026; (2) AFS securities swapped to floating rate Other Hedge Positions 6/30/2026 Debt hedges $8.9 Securities hedges(2) $10.3 Hedging Strategy Opportunity 2Q26 ALM Hedge ActionsReceive-fixed asset swaps(1) $ in billions, ending balances $43.5 $41.4 $39.5 $39.5 $37.5 $34.8 $32.2 $28.8 $28.8 2Q26 3Q26 4Q26 YE26 1Q27 2Q27 3Q27 4Q27 YE27 Forward-Starting Swaps as of 06/30 15

Allowance to Non-Performing Loans (NPLs)(2) 225% 109% —% 67% 61% —% —% C&I CRE Comm'l lease Resi mtg Home equity Credit cards Other consumer $1,743 $1,736 $1,740 $1,745 $1,722 1.64% 1.64% 1.63% 1.60% 1.56% ACL ACL to period-end loans 2Q25 3Q25 4Q25 1Q26 2Q26 5.71% 9.05% 3.28% 0.62% 1.52% 1.71% 0.30% C&I CRE Comm'l lease Resi mtg Home equity Credit cards Other consumer 0.48% 0.46% 0.05% — 3.98% 1.02% (0.01)% C&I CRE Comm'l lease Resi mtg Home equity Credit cards Other consumer (3) (5) N/M = Not Meaningful Note: All metrics are as of 6/30/2026 unless otherwise noted; (1) Net loan charge-off amounts are annualized in calculation; (2) Ratios calculated using unrounded figures and therefore may not foot to calculation using rounded figures presented in chart; (3) Commercial and industrial average balances include $209 million of assets from commercial credit cards; (4) Criticized loan and lease outstandings to period-end total loans; (5) Loan balances include $208 million of commercial credit card balances at 6/30/2026 N/M N/MN/M N/M NCOs to Average Loans(1),(2) Criticized Asset Ratio(2),(4) Allowance for Credit Losses (ACL) $ in millions Credit Quality by Portfolio 16

GAAP to Non-GAAP Reconciliation

$ in millions	6/30/2026	3/31/2026	12/31/2025	9/30/2025	6/30/2025
Net interest income (GAAP)	**$ 1,250**	$ 1,222	$ 1,215	$ 1,184	$ 1,141
Add: Taxable-equivalent adjustment	**8**	8	8	9	9
Net interest income TE (non-GAAP) (A)	**$ 1,258**	$ 1,230	$ 1,223	$ 1,193	$ 1,150
Net income (loss) attributable to Key common shareholders (GAAP) (B)	**$ 473**	$ 486	$ 475	$ 453	$ 389
Average Key shareholders' equity (GAAP)	**$ 19,947**	$ 20,392	$ 20,388	$ 19,664	$ 19,268
Less: Average intangible assets	**2,756**	2,758	2,762	2,767	2,772
Average preferred stock	**2,500**	2,500	2,500	2,500	2,500
Average tangible common equity (non-GAAP) (C)	**$ 14,691**	$ 15,134	$ 15,126	$ 14,397	$ 13,996
Key shareholders' equity (GAAP)	**$ 19,798**	$ 19,987	$ 20,381	$ 20,102	$ 19,484
Less: Intangible assets	**2,755**	2,757	2,760	2,765	2,770
Preferred stock [1]	**2,446**	2,446	2,446	2,446	2,446
Tangible common equity (non-GAAP) (D)	**$ 14,597**	$ 14,784	$ 15,175	$ 14,891	$ 14,268
Total assets (GAAP)	**$ 191,317**	$ 188,663	$ 184,381	$ 187,409	$ 185,499
Less: Intangible assets	**2,755**	2,757	2,760	2,765	2,770
Tangible assets (non-GAAP) (E)	**$ 188,562**	$ 185,906	$ 181,621	$ 184,644	$ 182,729
Tangible common equity to tangible assets ratio (non-GAAP) (D/E)	**7.74 %**	7.95 %	8.36 %	8.06 %	7.81 %
Return on average tangible common equity consolidated (non-GAAP) (B/C)	**12.91 %**	13.02 %	12.46 %	12.48 %	11.15 %
Common equity tier 1 (F)	**$ 17,016**	$ 17,038	$ 17,195	$ 17,050	$ 16,775
Add: AFS and Pension AOCI (loss)	**(2,154)**	(2,152)	(2,028)	(2,176)	(2,476)
Marked common equity tier 1 (non-GAAP) (G) [2]	**$ 14,862**	$ 14,886	$ 15,167	$ 14,875	$ 14,299
Risk-weighted assets (H) [3]	**$152,317**	$149,338	$145,933	$144,428	$143,427
Common equity tier 1 ratio (F/H) [3]	**11.2 %**	11.4 %	11.8 %	11.8 %	11.7 %
Marked CET1 ratio (non-GAAP) (G/H) [2,3]	**9.8 %**	10.0 %	10.4 %	10.3 %	10.0 %
Income (loss) from continuing operations attributable to Key common shareholders (GAAP) (I)	**$ 472**	$ 486	$ 474	$ 454	$ 387
Plus: Selected items (net of tax)[4]	**—**	—	(16)	(4)	—
Net income (loss) from continuing operations attributable to Key common shareholders, excluding selected items (non-GAAP) (J)	**$ 472**	$ 486	$ 458	$ 450	$ 387
Return on average tangible common equity from continuing operations (non-GAAP) (I/C)	**12.89 %**	13.02 %	12.43 %	12.51 %	11.09 %
Adjusted return on average tangible common equity from continuing operations excluding selected items (non-GAAP) (J/C)	**12.89 %**	13.02 %	12.01 %	12.40 %	11.09 %
Noninterest income (GAAP) (K)	**$ 706**	$ 723	$ 782	$ 702	$ 690
Plus: Selected items[4]	**—**	—	—	—	—
Adjusted noninterest income (non-GAAP) (L)	**$ 706**	$ 723	$ 782	$ 702	$ 690
Noninterest expense (GAAP) (M)	**$ 1,217**	$ 1,181	$ 1,241	$ 1,177	$ 1,154
Less: Intangible asset amortization	**2**	2	5	5	5
Noninterest expense less intangible asset amortization (non-GAAP) (N)	**$ 1,215**	$ 1,179	$ 1,236	$ 1,172	$ 1,149
Plus: Selected items[4] (O)	**—**	—	21	5	—
Adjusted noninterest expense less intangible asset amortization (non-GAAP) (P)	**$ 1,215**	$ 1,179	$ 1,257	$ 1,177	$ 1,149
Adjusted noninterest expense (non-GAAP) (M+O)	**$ 1,217**	$ 1,181	$ 1,262	$ 1,182	$ 1,154
Total taxable-equivalent revenue (non-GAAP) (A+K) = (Q)	**$ 1,964**	$ 1,953	$ 2,005	$ 1,895	$ 1,840
Total adjusted taxable-equivalent revenue (non-GAAP) (A+L)	**1,964**	1,953	2,005	1,895	1,840
Cash efficiency ratio (non-GAAP) (N/Q)	**61.86 %**	60.37 %	61.65 %	61.85 %	62.45 %
Adjusted cash efficiency ratio (non-GAAP) (P/Q)	**61.86 %**	60.37 %	62.69 %	62.11 %	62.45 %
Pre-provision net revenue from continuing operations (non-GAAP) (A+K-M)	**$ 747**	$ 772	$ 764	$ 718	$ 686
Plus: Selected items[4]	**—**	—	(21)	(5)	—
Adjusted pre-provison net revenue from continuing operations (non-GAAP)	**$ 747**	$ 772	$ 743	$ 713	$ 686
Diluted EPS from continuing operations attributable to Key common shareholders (GAAP)	**$0.44**	$0.44	$0.43	$0.41	$0.35
Plus: EPS impact of selected items [4]	**—**	—	(0.01)	—	—
Diluted EPS from continuing operations attributable to Key common shareholders - adjusted (non-GAAP) [5]	**$ 0.44**	$ 0.44	$ 0.41	$ 0.41	$ 0.35
Adjusted operating leverage and fee based adjusted operating leverage					
Adjusted noninterest income YoY Growth (R)	**2.32 %**	8.23 %	8.31 %	8.17 %	10.05 %
Adjusted taxable-equivalent revenue YoY Growth (S)	**6.74 %**	10.15 %	12.45 %	17.48 %	20.58 %
Adjusted noninterest expense YoY Growth (T)	**5.46 %**	4.42 %	3.27 %	8.74 %	44.79 %
Adjusted operating leverage (S - T)	**1.28 %**	5.73 %	9.18 %	8.74 %	(24.22)%
Adjusted fee-based operating leverage (R - T)	**(3.14)%**	3.81 %	5.04 %	(0.57)%	(34.75)%
Loan yields excluding impact from hedges[5]					
Loan yield	**5.35 %**	5.35 %	5.41 %	5.51 %	5.51 %
Less: Loan yield impact of realized hedge gains/(losses)	**(0.10)%**	(0.15)%	(0.28)%	(0.36)%	(0.34)%
Loan yield excluding impact from hedges	**5.45 %**	5.50 %	5.69 %	5.87 %	5.85 %

(1) Net of capital surplus; (2) Under the current applicable regulatory capital rules, Key has made the AOCI opt out election, which enables us to exclude components of AOCI from regulatory capital, notably the AOCI relative to securities and pension. Marked CET1 ratio is a non-GAAP measure and is calculated based on Common Equity Tier 1 capital, inclusive of the AOCI impact from securities and pension, divided by risk weighted assets; (3) Amounts and ratios as of June 30, 2026 are estimated; (4) See slide 20 for breakout of "Selected Items Impact on Earnings"; (5) Earnings per share may not foot due to rounding; (5) Loan Yields Excluding Impact from Hedges is a non-GAAP metric and is calculated by excluding losses realized on derivatives which hedge the interest rate risk of our loans. We believe this metric is meaningful as it provides information on loan yields excluding the impacts of hedge-related interest rate risk management programs

17

Selected Items Impact on Earnings

Selected Items Impact on Earnings

$ in millions, except per share amounts

	Pretax[1] Amount		After-tax at marginal rate[1]			
Quarter to date results		Pretax[1] Amount		Net Income		EPS[2][4]
Three months ended June 30, 2026						
No items	$	—	$	—	$	—
Three months ended March 31, 2026						
No items		—		—		—
Three months ended December 31, 2025						
FDIC special assessment (other expense)[3]		21		16		0.01
Three months ended September 30, 2025						
FDIC special assessment (other expense)[3]		5		4		—
Three months ended June 30, 2025						
No items		—		—		—
Year to date results						
Six months ended June 30, 2026						
No items	$	—	$	—	$	—
Six months ended June 30, 2025						
No items		—		—		—

(1) Favorable (unfavorable) impact; (2) Impact to EPS reflected on a fully diluted basis; (3) In November 2023, the FDIC issued a final rule implementing a special assessment on insured depository institutions to recover the loss to the FDIC's deposit insurance fund (DIF) associated with protecting uninsured depositors following the 2023 closures of Silicon Valley Bank and Signature Bank. KeyCorp recorded the initial loss estimate related to the special assessment during the fourth quarter of 2023. Amounts reflected in this table represent adjustments from initial estimates based on quarterly invoices received from the FDIC; (4) Earnings per share may not foot due to rounding

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This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, KeyCorp’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “seek,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible,” “potential,” “strategy,” “opportunities,” or “trends,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions. These forward-looking statements are based on assumptions that involve risks and uncertainties, which are subject to change based on various important factors (some of which are beyond KeyCorp’s control). Actual results may differ materially from current projections. Actual outcomes may differ materially from those expressed or implied as a result of the factors described under “Forward-looking Statements” and “Risk Factors” in KeyCorp’s Annual Report on Form 10-K for the year ended December 31, 2025, and in subsequent filings of KeyCorp with the Securities and Exchange Commission (the “SEC”). Such forward-looking statements speak only as of the date they are made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after that date or to reflect the occurrence of unanticipated events. For additional information regarding KeyCorp, please refer to our SEC filings available at www.key.com/ir. Non-GAAP Measures. This presentation contains GAAP financial measures and non-GAAP financial measures where management believes it to be helpful in understanding Key’s results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the appendix to this presentation, the financial supplement, or the press release related to this presentation, all of which can be found on Key’s website (www.key.com/ir). Forward-Looking Non-GAAP Measures. From time to time we may discuss forward-looking non-GAAP financial measures. We are unable to provide a reconciliation of forward-looking non-GAAP financial measures to their most directly comparable GAAP financial measures because we are unable to provide, without unreasonable effort, a meaningful or accurate calculation or estimation of amounts that would be necessary for the reconciliation due to the complexity and inherent difficulty in forecasting and quantifying future amounts or when they may occur. Such unavailable information could be significant for future results. Annualized Data. Certain returns, yields, performance ratios, or quarterly growth rates are presented on an “annualized” basis. This is done for analytical and decision-making purposes to better discern underlying performance trends when compared to full-year or year-over-year amounts. Taxable Equivalent. Income from tax-exempt earning assets is increased by an amount equivalent to the taxes that would have been paid if this income had been taxable at the federal statutory rate. This adjustment puts all earning assets, most notably tax-exempt municipal securities, and certain lease assets, on a common basis that facilitates comparison of results to results of peers. Earnings Per Share Equivalent. Certain income or expense items may be expressed on a per common share basis. This is done for analytical and decision-making purposes to better discern underlying trends in total consolidated earnings per share performance excluding the impact of such items. When the impact of certain income or expense items is disclosed separately, the after-tax amount is computed using the marginal tax rate, unless otherwise specified, with this then being the amount used to calculate the earnings per share equivalent. GAAP: Generally Accepted Accounting Principles Forward-looking Statements and Additional Information 19